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                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549



                                  Form 8-K



                               CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): August 2, 2005



                           AMERITYRE CORPORATION
                       ----------------------------
        (Exact name of registrant as specified in its charter)


          NEVADA                    33-94318-C             87-0535207
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(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)
 of incorporation)



                1501 Industrial Road, Boulder City, Nevada  89005
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                     (Address of principal executive office)


Registrant's telephone number, including area code: (702) 294-2689
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Item 7.01 Regulation FD Disclosure

     On August 2, 2005, Amerityre issued a press release announcing that it entered into a Memorandum of Understanding with Ace Products, LLC, for a proposed transaction for the licensing of certain technology and the sale of certain manufacturing equipment and inventory. The Memorandum of Understanding is non-binding but the parties anticipate executing definitive agreements for the proposed transaction not later than September 16, 2005. A press release further describing the transaction is attached hereto as an exhibit.

     The information in Item 7.01 of this report and Exhibit 99 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

ITEM 9.01 Financial Statements and Exhibits

Exhibit 99 - Press Release dated August 2, 2005


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                       AMERITYRE CORPORATION


Date: August 2, 2005                /S/ Elliott N. Taylor, Executive VP